UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 29, 2003
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)



         DELAWARE                      001-11015                36-1169950
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        file number)          Identification No.)


 1850 N. CENTRAL AVE., PHOENIX, ARIZONA                           85077
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (602) 207-4000

Item 5. OTHER EVENTS

On December 29, 2003, Viad Corp ("Viad") issued a press release announcing that its wholly owned subsidiary MoneyGram International, Inc. ("MoneyGram") has filed a preliminary registration statement on Form 10 with the Securities and Exchange Commission relating to the proposed spin-off of Viad's global payment services business. The press release and the Form 10 are attached hereto as
Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein. The press release and the Form 10 contain forward-looking statements regarding Viad Corp and MoneyGram and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits

          99.1 Press release, dated December 29, 2003, issued by Viad Corp.

          99.2 MoneyGram Form 10 (incorporated by reference to the Registration Statement on Form 10 filed by MoneyGram International, Inc. on December 29, 2003).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    VIAD CORP
                                                    (Registrant)

December 29, 2003                                    By /s/ G. Michael Latta
                                                     -----------------------
                                                     G. Michael Latta
                                                     Vice President - Controller
                                                     (Chief Accounting Officer
                                                     and Authorized Officer)

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